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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 15, 1997
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                               GRAPHIX ZONE, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-28676                   33-0697932
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


2915 Daimler Street, Santa Ana, California                         92705
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code    (714) 833-3838
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          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        KPMG Peat Marwick LLP ("KPMG") was previously the principal accountants for Graphix Zone, Inc. (the "Company"). On October 15, 1997 that firm's appointment as principal accountants was terminated. The decision to change accountants was made by the Company's Chief Executive Officer and ratified by the Board of Directors of the Company.

        In connection with the audits of the two fiscal years ended June 30, 1997, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

        The audit reports of KPMG on the consolidated financial statements of Graphix Zone, Inc. and subsidiaries as of and for the years ended June 30, 1997 and 1996 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as stated in the following paragraph.

        KPMG's auditors' report on the consolidated financial statements of Graphix Zone, Inc. and subsidiaries as of and for the years ended June 30, 1997 and 1996, contained a separate paragraph stating that "the accompanying consolidated financial statements and financial statement schedule have been prepared assuming that the Company will continue as a going concern. As discussed in Note 17 to the consolidated financial statements, the Company has suffered recurring losses from operations, has a net capital deficiency and does not have the necessary funds to pay its secured and unsecured debt obligations. In addition, the Company has received two Notices of Default from its senior secured lender and has taken steps to cease its principal business operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in note 17. The consolidated financial statements and financial statement schedule do not include any adjustments that might result from the outcome of this uncertainty."

        A letter from KPMG Peat Marwick LLP is attached as Exhibit 16.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

             16.  Letter from KPMG Peat Marwick LLP re: change in accountants.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GRAPHIX ZONE, INC., a
                                        Delaware corporation



Date: October 22, 1997                  By: /s/ DAVID J. HIRSCHHORN
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                                            David J. Hirschhorn,
                                            Chairman of the Board, President,
                                            Chief Executive Officer,
                                            Chief Financial Officer
                                            and Treasurer



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                                  EXHIBIT INDEX


     EXHIBIT NUMBER                     DESCRIPTION
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           16       Letter from KPMG Peat Marwick LLP re: change in accountants.




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